                                                                    EXHIBIT 99.1

                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE

In re: Trans World Airlines, Inc., et al.                                     Case No. 01-00056 to 01-00082 (PJW)
                                                                              Reporting Period: March 1, 2001 through March 31, 2001

                                                     MONTHLY OPERATING REPORT
                    File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                             Document                Explanation
REQUIRED DOCUMENTS                                                     Form No.              Attached                 Attached
Schedule of Cash Receipts and Disbursements                           MOR-1
     Bank Reconciliation (or copies of
     debtor's bank reconciliations)                                   MOR-1 (CONT)      See attached Statement 1
     Copies of bank statements                                                           Available upon request
     Cash disbursements journals                                                         Available upon request
Statement of Operations                                               MOR-2                        X
Balance Sheet                                                         MOR-3                        X
Status of Postpetition Taxes                                          MOR-4             See attached Statement 2
    Copies of IRS Form 6123 or payment receipt                                           Available upon request
    Copies of tax returns filed during reporting period                                  Available upon request
Summary of Unpaid Postpetition Debts                                  MOR-4             See attached Statement 3
    Listing of aged accounts payable                                                    See attached Statement 3
Accounts Receivable Reconciliation and Aging                          MOR-5                        X
Debtor Questionnaire                                                  MOR-5                        X


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________                               ________________________
Signature of Debtor                                                           Date


_______________________________________                               ________________________
Signature of Joint Debtor                                                     Date

/s/ Michael J. Lichty
---------------------------------------                               ------------------------
Signature of Authorized Individual*                                           Date

Michael J. Lichty                                                     Vice President and Deputy General Counsel
-----------------------------------------------                       -----------------------------------------
Printed Name of Authorized Individual                                         Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

DEBTOR: TransWorld Airlines, Inc., et al.              SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                        FORM MOR-1
                                                           REPORTING PERIOD:  March 31, 2001
CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)


                                                          Northwest             The TWA          Trans World      Transcontinental
                                       Trans World       112th Street          Ambassador          Computer          & Western
                                      Airlines, Inc.     Corporation           Club, Inc.       Services, Inc.        Air, Inc.
                                      --------------     ------------         -----------      ----------------   ----------------
                            CASE NO.  01-00056 (PJW)     01-00060 (PJW)      01-00061 (PJW)     01-00062 (PJW)     01-00063 (PJW)
Cash and cash equivalents,
 February 28, 2001                    $   53,738,818     $      18,114       $         100      $           1      $       1,000

Total Receipts                           385,198,879             2,500                  --                 --                 --

Total Disbursements                     (482,653,744)               --                  --                 --                 --

Loans and Advances                       100,700,000                --                  --                 --                 --

Professional Fees                         (1,025,322)               --                  --                 --                 --
                                      --------------     -------------       -------------      -------------      -------------
Cash and cash equivalents,
 March 31, 2001                       $   55,958,631     $      20,614       $         100      $           1      $       1,000
                                      ==============     =============       =============      =============      =============
                                                                TWA-LAX
                                               TWA            Gate Company,
                                           Group, Inc.            Inc.
                                         --------------       -------------
                            CASE NO.     01-00065 (PJW)       01-00069 (PJW)
Cash and cash equivalents,
 February 28, 2001                       $      102,482       $         100

Total Receipts                                       --                  --

Total Disbursements                                  --                  --

Loans and Advances                                   --                  --

Professional Fees                                    --                  --
                                         --------------       -------------
Cash and cash equivalents,
 March 31, 2001                          $      102,482       $         100
                                         ==============       =============

Note:  See attached Statement 4
regarding subsidiaries not listed.

DEBTOR: Trans World Airlines, Inc., et al.             SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                        FORM MOR-1
                                                           REPORTING PERIOD:  March 31, 2001
CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)


                                                                          TWA
                                                TWA-Omnibus           San Francisco
                                                Gate Company,         Gate Company,           TWA               TWA Employee
                                                    Inc.                  Inc.             Nippon, Inc.         Services, Inc.
                                               --------------        --------------       --------------        --------------
                                 CASE NO.      01-00072 (PJW)        01-00073 (PJW)       01-00076 (PJW)        01-00077 (PJW)
Cash and cash equivalents,
 February 28, 2001                             $          100        $         100        $         500          $        100

Total Receipts                                             --                   --                   --                    --

Total Disbursements                                        --                   --                   --                    --

Loans and Advances                                         --                   --                   --                    --

Professional Fees                                          --                   --                   --                    --
                                               --------------        -------------        -------------          ------------
Cash and cash equivalents,
 March 31, 2001                                $          100        $         100        $         500          $        100
                                               ==============        =============        =============          ============

                                                International           The Getaway
                                                  Aviation              Group (U.K.),
                                               Security, Inc.               Inc.
                                               --------------          --------------
                                 CASE NO.      01-00080 (PJW)          01-00082 (PJW)
Cash and cash equivalents,
 February 28, 2001                             $     181,599           $   4,590,628

Total Receipts                                        29,681               1,279,836

Total Disbursements                                  (83,697)               (871,148)

Loans and Advances                                        --                      --

Professional Fees                                         --                      --
                                               -------------           -------------
Cash and cash equivalents,
 March 31, 2001                                $     127,583           $   4,999,316
                                               =============           =============

Note: See attached Statement 4
regarding subsidiaries not listed.

DEBTOR:  Trans World Airlines, Inc., el al.                           FORM MOR-2
CASE NO.: 01-00056 (PJW through 01-00082 (PJW)


                            STATEMENT OF OPERATIONS
                              (Income Statement)
                       REPORTING PERIOD: March 31, 2001



      Note:  See attached Statement 4 regarding subsidiaries not listed.

DEBTOR: Trans World Airlines, Inc.                                    FORM MOR-2
CASE NO.: 01-00056 (PJW)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                       REPORTING PERIOD: March 31, 2001


                                                                      Current Month           Year-to-date
                                                                     --------------          --------------
Operating Revenues:
     Passenger                                                       $  258,240,189          $ 698,320,709
     Freight and mail                                                     6,757,958             20,724,516
     All other revenues                                                  27,657,204             66,312,279
                                                                     --------------         --------------
               Total                                                    292,655,351            785,357,504
                                                                     --------------         --------------

Operating Expenses:
     Salaries, wages and benefits                                       106,510,241            323,848,302
     Aircraft fuel and oil                                               46,982,855            140,896,311
     Passenger sales commissions                                          9,460,846             26,075,296
     Aircraft maintenance materials and repairs                           7,827,154             20,967,308
     Depreciation and amortization                                       10,125,148             31,291,416
     Operating lease rentals                                             57,362,985            173,024,072
     Passenger food and beverages                                         6,919,852             18,793,283
     All other expenses                                                  60,929,918            175,172,893
                                                                     --------------         --------------
               Total                                                    306,118,998            910,068,882
                                                                     --------------         --------------
Operating Income (Loss)                                                 (13,463,647)          (124,711,377)
                                                                     --------------         --------------

Other Charges (Credits):
     Interest expense                                                    15,945,255             32,744,369
     Interest and investment income                                        (602,595)            (1,806,760)
     Disposition of assets, gains and losses - net                        4,157,318              4,218,507
     Finance charge income                                                 (447,926)            (1,230,641)
     Other charges and credits - net                                      2,042,914             (1,955,835)
                                                                     --------------         --------------
               Total                                                     21,094,966             31,969,640
                                                                     --------------         --------------

Income (loss) before income taxes                                       (34,558,613)          (156,681,017)

Provision (credit) for income taxes                                          12,546                 20,728
                                                                     --------------         --------------
Net income (loss)                                                    $  (34,571,159)        $ (156,701,745)
                                                                     ==============         ==============

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly, TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The year to date income statements for the period ending March 31, 2001 represent activity from January 1, 2001 through March 31, 2001.

DEBTOR: Northwest 112th Street Corporation                            FORM MOR-2
CASE NO.: 01-00060 (PJW)


                            STATEMENT OF OPERATIONS
                              (Income Statement)
                       REPORTING PERIOD: March 31, 2001


                                                 Current Month      Year-to-date
                                                 -------------      ------------
    Income/Gain Items

         Rental Income                           $       2,500      $      7,500
                                                 -------------      ------------
            Total Income Items                           2,500             7,500

    Expense/Loss Items

         Amortization of Gates                              --                --
                                                 -------------      ------------
            Total Expense Items                             --                --
                                                 -------------      ------------
                 Net Income/(Loss)               $       2,500      $      7,500
                                                 =============      ============


Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly, TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The year to date income statements for the period ending March 31, 2001 represent activity from January 1, 2001 through March 31, 2001.

DEBTOR:  TWA - LAX Gate Company, Inc.
CASE NO.: 01-00069 (PJW)

                           STATEMENT OF OPERATIONS
                              (Income Statement)
                       REPORTING PERIOD: March 31, 2001


                                                                  Current Month           Year-to-date
                                                                 ---------------         --------------
Income/Gain Items

     Revenue                                                      $         --            $         --
                                                                 ---------------         --------------
       Total Income Items                                                   --                      --

Expense/Loss Items

     Amortization of Gates                                              125,000                375,000
                                                                 ---------------         --------------
       Total Expense Items                                              125,000                375,000
                                                                 ---------------         --------------
          Net Income/(Loss)                                       $    (125,000)          $   (375,000)
                                                                 ===============         ==============

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly, TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The year to date income statements for the period ending March 31, 2001 represent activity from January 1, 2001 through March 31, 2001.

DEBTOR:  TWA - Omnibus Gate Company, Inc.
CASE NO.: 01-00072(PJW)

                           STATEMENT OF OPERATIONS
                              (Income Statement)
                       REPORTING PERIOD: March 31, 2001


                                                                  Current Month           Year-to-date
                                                                 ---------------         --------------
Income/Gain Items

     Revenue                                                      $         --            $        --
                                                                 ---------------         --------------
          Total Income Items                                                --                     --

Expense/Loss Items

     Amortization of Gates                                               86,667                260,000
                                                                 ---------------         --------------
          Total Expense Items                                            86,667                260,000

                                                                 ---------------         --------------
               Net Income/(Loss)                                  $     (86,667)          $   (260,000)
                                                                 ===============         ==============

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly, TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The year to date income statements for the period ending March 31, 2001 represent activity from January 1, 2001 through March 31, 2001.

DEBTOR:  TWA - San Francisco Gate Company, Inc.
CASE NO.: 01-00073 (PJW)


                            STATEMENT OF OPERATIONS
                              (Income Statement)
                       REPORTING PERIOD: March 31, 2001

                                                                  Current Month           Year-to-date
                                                                 ---------------         --------------
Income/Gain Items

     Revenue                                                      $         --            $        --
                                                                 ---------------         --------------
       Total Income Items                                                   --                     --

Expense/Loss Items

     Amortization of Gates                                              116,667                350,000
                                                                 ---------------         --------------
       Total Expense Items                                              116,667                350,000

                                                                 ---------------         --------------
          Net Income/(Loss)                                       $    (116,667)          $   (350,000)
                                                                 ===============         ==============

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly, TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The year to date income statements for the period ending March 31, 2001 represent activity from January 1, 2001 through March 31, 2001.

DEBTOR:  TWA - Getaway Group (U.K.), Inc.
CASE NO.: 01-00082 (PJW)



                            STATEMENT OF OPERATIONS
                              (Income Statement)
                       REPORTING PERIOD: March 31, 2001

                                                                  Current Month           Year-to-date
                                                                 ---------------         --------------
Operating Revenue                                                 $   1,308,427           $  2,614,876

Operating Expenses:
  Salaries, wages and benefits                                           76,222                248,820
  Sales commissions                                                       1,348                  3,481
  Depreciation and amortization                                          10,635                 61,271
  Operating lease rentals                                                12,681                 38,356
  All other expenses                                                  1,339,954              2,444,540
                                                                 ---------------         --------------
    Total                                                             1,440,841              2,796,469

Operating Income (Loss)                                                (132,413)              (181,592)

Other Charges (Credits)
  Interest expense - net of investment income                           (18,237)               (53,689)
  Foreign currency translation                                          174,394                283,178
                                                                 ---------------         --------------
    Total                                                               156,157                229,489

Income (loss) before income taxes                                      (288,571)              (411,081)

Provision (credit) for income taxes                                          --                 (8,220)
                                                                 ---------------         --------------
Net income (loss)                                                 $    (288,571)          $   (402,861)
                                                                 ===============         ==============

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly, TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The year to date income statements for the period ending March 31, 2001 represent activity from January 1, 2001 through March 31, 2001.

DEBTOR:  Trans World Airlines, Inc., el al.
CASE NO.:  01-00056 (PJW) through 01-00082 (PJW)


                                 BALANCE SHEET
                       REPORTING PERIOD: March 21, 2001







       Note: See attached Statement 4 regarding subsidiaries not listed.

                                                                      FORM MOR-3

                           OFFICE OF THE U.S TRUSTEE
                                 BALANCE SHEET
                       REPORTING PERIOD: March 31, 2001

DEBTOR:  Trans World Airlines, Inc.
CASE NO.:  01-00056 (PJW)

                                                                         March 31, 2001
                                                                        -----------------
Current Assets:

     Cash and cash equivalents                                          $     55,958,631
                                                                        -----------------

     Receivables:
        U.S. Government                                                        3,664,717
        General traffic                                                      178,986,165
        Other                                                                 18,054,773
                                                                        -----------------
                    Total                                                    200,705,655
     Less allowance for doubtful accounts                                     (7,701,798)
                                                                        -----------------
                    Total receivables - net                                  193,003,858

     Receivables from subsidiaries & affiliated companies                     71,283,489
     Spare parts, materials and supplies, less
       allowance for obsolescence                                             87,105,386
     Prepaid expenses                                                         72,173,257
     Other current assets                                                    147,496,791
                                                                        -----------------

                    Total                                                    627,021,412
                                                                        -----------------

Property:
     Property owned, at cost:
        Flight equipment                                                     430,119,231
        Prepayments on flight equipment                                       67,156,288
        Land, buildings and improvements                                      79,895,124
        Other property and equipment                                          93,284,422
                                                                        -----------------
                    Total property owned                                     670,455,065
        Less accumulated depreciation                                       (187,696,889)
                                                                        -----------------
                    Property owned - net                                     482,758,176
                                                                        -----------------
     Property held under capital leases, at
      capitalized value:
        Flight equipment                                                     176,094,420
        Land, buildings and improvements                                      39,900,465
        Other property and equipment                                           8,887,931
                                                                        -----------------
                    Total property held under capital                        224,882,815
        Less accumulated amortization                                       (148,037,321)
                                                                        -----------------
                    Property held under capital lease - net                   76,845,495
                                                                        -----------------
                    Total property - net                                     559,603,671
                                                                        -----------------

Investments and other assets:
     Other investments and receivables                                        30,328,261
     Investments in affiliated companies                                      72,755,736
     Advances to subsidiaries                                                 (9,062,451)
     Unamortized debt expense                                                  8,521,683
     Long-term prepayments                                                    60,170,641
     Other deferred costs                                                      7,203,574
     Routes, gates and slots - net                                           145,321,515
     Goodwill                                                                604,825,368
     Other                                                                     3,175,401
                                                                        -----------------
                    Total                                                    923,239,726
                                                                        -----------------


Total                                                                    $ 2,109,864,808
                                                                        =================

                                                                          March 31, 2001
                                                                        -----------------
Liabilities not subject to compromise
 Current
    Current maturities of long-term debt - DIP                          $    (312,000,000)
    Accrued interest - DIP                                                       (102,575)
    Advance ticket sales                                                     (270,613,827)
    Accounts payable                                                         (132,300,149)
    Employee compensation and vacations earned                               (130,226,369)
    Contributions to retirement and pension trusts                            (35,049,347)
    Taxes                                                                      (9,951,855)
    Postretirement benefits other than pensions                               (39,500,000)
                                                                        -----------------
                   Total current                                             (929,744,123)
                                                                        -----------------

 Long Term
    Postretirement benefits other than pensions                              (515,195,426)
                                                                        -----------------
            Total not subject to compromise                                (1,444,939,549)
                                                                        -----------------
Liabilities subject to compromise
 Secured:
    Secured debt                                                             (568,971,621)
    Capital leases - aircraft                                                 (85,013,037)
    Capital leases - other                                                    (32,797,327)
    Accrued interest - long term debt                                         (19,979,468)
    Accrued interest - aircraft leases                                           (777,435)
    Accrued interest - other leases                                              (207,607)
                                                                        -----------------
                   Total secured                                             (707,746,495)
                                                                        -----------------

 Priority:
    Transportation taxes                                                     (111,824,355)
    Property taxes                                                             (6,469,349)
                                                                        -----------------
                   Total priority                                            (118,293,704)
                                                                        -----------------

 Unsecured:
    Accounts payable                                                         (131,876,432)
    Other accrued expenses                                                   (153,509,189)
    Other liabilities and deferred credits                                   (136,705,649)
    Intercompany payables                                                      (1,313,788)
    Accounts payable to affiliated companies                                   (4,541,850)
                                                                        -----------------
                   Total unsecured                                           (427,946,908)
                                                                        -----------------

            Total subject to compromise                                    (1,253,987,107)
                                                                        -----------------

    Total liabilities                                                   (2,698,926,655.41)
                                                                        -----------------

Shareholders' equity:
    8% cumulative convertible exchangeable preferred stock                         (4,655)
     $50 liquidation preference
    9 1/4% cumulative convertible exchangeable preferred
      stock, $50 liquidation preference                                            (3,689)
    Employee preferred stock, $0.01 liquidation preference                        (60,584)
    Common stock, $0.01 par value                                                (788,516)
    Additional paid-in capital                                               (733,169,304)
    Accumulated deficit                                                     1,323,088,595
                                                                        -----------------
                   Total                                                      589,061,847
                                                                        -----------------
Total                                                                    $ (2,109,864,808)
                                                                        =================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3

                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                       REPORTING PERIOD: MARCH 31, 2001

DEBTOR:  Northwest 112th Street Corporation
CASE NO.:  01-00060 (PJW)

                                         March 31, 2001                                                    March 31, 2001
                                       -----------------                                                  -----------------
Current Assets:                                             Liabilities subject to compromise:
     Cash and cash equivalents                 $ 20,614        Priority:
                                       -----------------         Income tax payable                              $ (79,533)
                    Total                        20,614          Accrued taxes                                      (4,450)
                                       -----------------                                                  -----------------
                                                                                Total priority                     (83,983)
                                                                                                          -----------------

Investments and other assets:                                   Unsecured:
     Land                                       451,440
                                       -----------------         Miscellaneous services payables                  (165,000)
                    Total                       451,440                                                   -----------------
                                       -----------------                        Total unsecured                   (165,000)
                                                                                                          -----------------

                                                                 Total liabilities                                (248,983)
Total                                         $ 472,054
                                       =================     Shareholders' equity:
                                                                 Capital stock                                        (500)
                                                                 Additional paid-in capital                       (451,440)
                                                                 Accumulated deficit                               236,369
                                                                 Net income                                         (7,500)
                                                                                                          -----------------
                                                                                Total                             (223,071)
                                                                                                          -----------------

                                                             Total                                              $ (472,054)
                                                                                                          =================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                       REPORTING PERIOD: March 31, 2001




DEBTOR:  The TWA Ambassador Club, Inc.
CASE NO.:  01-00061 (PJW)


                                       March 31, 2001                                                       March 31, 2001
                                       --------------                                                       --------------
Current Assets:                                                Liabilities subject to compromise:
     Cash and cash equivalents         $          100            Unsecured:
                                       --------------
                    Total                         100              Advances from TWA                        $            -
                                       --------------                                                       --------------
                                                                                  Total                                  -
                                                                                                            --------------
Investments and other assets:
     Advances to TWA                                -          Shareholders' equity:
                                       --------------
                    Total                           -              Common stock                                       (100)
                                       --------------                                                       --------------
                                                                                  Total                               (100)
                                                                                                            --------------
Total                                  $          100          Total                                        $         (100)
                                       ==============                                                       ==============

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                       REPORTING PERIOD: March 31, 2001



DEBTOR:  Trans World Computer Services, Inc.
CASE NO.:  01-00061 (PJW)


                                                 March 31, 2001                                                   March 31, 2001
                                                 --------------                                                   --------------
Current Assets:                                                          Liabilities subject to compromise:
     Cash and cash equivalents                   $            1             Unsecured:
                                                 --------------
                    Total                                     1              Accounts payable                     $            -
                                                 --------------                                                   --------------
                                                                                            Total                              -
                                                                                                                  --------------
Investments and other assets:
     Advances to TWA                                          -          Shareholders' equity:
                                                 --------------
                    Total                                     -              Capital stock                                    (1)
                                                 --------------                                                   --------------
                                                                                            Total                             (1)
                                                                                                                  --------------

Total                                            $            1          Total                                     $          (1)
                                                 ==============                                                   ==============


Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

DEBTOR:  Transcontinental & Western Air, Inc.                         FROM MOR-3
CASE NO.:  01-00063 (PJW)


                                                 March 31, 2001                                                  March 31, 2001
                                                 --------------                                                  --------------
Current Assets:                                                          Liabilities subject to compromise:
     Cash and cash equivalents                   $        1,000             Unsecured:
                                                 --------------
                    Total                                 1,000              Accounts payable                    $            -
                                                 --------------                                                  --------------
                                                                                            Total                             -
                                                                                                                 --------------

                                                                         Shareholders' equity:
                                                                             Capital stock                               (1,000)
                                                                                                                 --------------
                                                                                            Total                        (1,000)
                                                                                                                 --------------

Total                                            $        1,000          Total                                   $       (1,000)
                                                 ==============                                                  ==============

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                       REPORTING PERIOD: March 31, 2001


DEBTOR:  TWA Group, Inc.
CASE NO.:  01-00065 (PJW)



                                                          March 31, 2001                                              March 31, 2001
                                                          --------------                                              --------------
Current Assets:                                                                Liabilities subject to compromise:
     Cash and cash equivalents                            $      102,482         Unsecured:
                                                          --------------
                    Total                                        102,482           Advances from TWA                  $    (219,274)
                                                          --------------                                              -------------

Investments and other assets:                                                  Shareholders' equity:
     Investment in Getaway Management Services                   478,934           Capital stock                             (2,400)
     Investment in Trans World Express, Inc.                     (54,574)          Additional paid-in capital           (84,256,347)
     Investment in TWA Employee Services, Inc.                       100           Accumulated deficit                  120,479,507
                                                                                                                      -------------
     Investment in The Getaway Group, Inc.                     2,666,626                   Total                         36,220,759
                                                                                                                      -------------
     Investment in Getaway Vacations                         (48,012,250)
     Investment in International Aviation Security, Inc.        (644,868)
     Investment in TWA Nippon, Inc.                            9,362,065
     Advances to The Getaway Group, Inc.                         100,000
                                                          --------------
                    Total                                    (36,103,967)
                                                          --------------

Total                                                     $  (36,001,485)      Total                                  $  36,001,485
                                                          ==============                                              =============

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                       REPORTING PERIOD: March 31, 2001


DEBTOR:  TWA - LAX Gate Company, Inc.
CASE NO.:  01-00069 (PJW)


                                       March 31, 2001                                                       March 31, 2001
                                       --------------                                                       --------------
Current Assets:                                                Liabilities subject to compromise:
     Cash and cash equivalents         $          100             Unsecured:
                                       --------------
                    Total                         100              Advances from TWA                        $            -
                                       --------------                                                       --------------
                                                                                  Total                                  -
                                                                                                            --------------
Investments and other assets:
     Gate Value                             6,625,000           Shareholders' equity:
                                       --------------
                    Total                   6,625,000              Capital stock                                      (100)
                                       --------------
                                                                   Additional paid-in capital                  (12,625,000
                                                                   Retained Earnings                             5,625,000
                                                                   Accumulated deficit                             375,000
                                                                                                            --------------
                                                                                  Total                         (6,625,100)
                                                                                                            --------------

Total                                  $    6,625,100           Total                                       $   (6,625,100)
                                       ==============                                                       ==============

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                       REPORTING PERIOD: March 31, 2001




DEBTOR:  TWA - Omnibus Gate Company, Inc.
CASE NO.:  01-00072 (PJW)


                                            March 31, 2001                                                    March 31, 2001
                                            --------------                                                    --------------
Current Assets:                                                     Liabilities subject to compromise:
     Cash and cash equivalents              $          100             Unsecured:
                                            --------------
                    Total                              100               Accounts payable                       $          -
                                            --------------                                                    --------------
                                                                                        Total                              -
                                                                                                              --------------
Investments and other assets:
     Gate value                                  4,593,333           Shareholders' equity:
                                            --------------
                    Total                        4,593,333              Capital stock                                   (100)
                                            --------------
                                                                        Additional paid-in capital                (8,753,333)
                                                                        Retained Earnings                          3,900,000
                                                                        Accumulated deficit                          260,000
                                                                                                              --------------
                                                                                        Total                     (4,593,433)
                                                                                                              --------------

Total                                       $    4,593,433           Total                                      $ (4,593,433)
                                            ==============                                                    ==============

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                       REPORTING PERIOD: March 31, 2001


DEBTOR:  TWA - San Francisco Gate Company, Inc.
CASE NO.:  01-00073 (PJW)


                                           March 31, 2001                                                       March 31, 2001
                                           --------------                                                       --------------
Current Assets:                                                    Liabilities subject to compromise:
     Cash and cash equivalents             $          100             Unsecured:
                                           --------------
                    Total                             100               Accounts payable                        $            -
                                           --------------                                                       --------------
                                                                                       Total                                 -
                                                                                                                --------------
Investments and other assets:
     Gate value                                 6,183,333           Shareholders' equity:
                                           --------------
                    Total                       6,183,333              Capital stock                                      (100)
                                           --------------              Additional paid-in capital                  (11,783,333)
                                                                       Retained Earnings                             5,250,000
                                                                       Accumulated deficit                             350,000
                                                                                                                --------------
                                                                                      Total                         (6,183,433)
                                                                                                                --------------
Total                                      $    6,183,433           Total                                       $   (6,183,433)
                                           ==============                                                       ==============

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                       REPORTING PERIOD: March 31, 2001


DEBTOR:  TWA Nippon, Inc.
CASE NO.:  01-00076 (PJW)

                                                 March 31, 2001                                                  March 31, 2001
                                                 --------------                                                  --------------
Current Assets:                                                          Liabilities subject to compromise:
     Cash and cash equivalents                   $          500             Unsecured:
     Receivable from NCA                                 15,899              Advances from TWA                   $     (121,372)
                                                 --------------
                    Total                                16,399              Payable to TWA                             (14,751)
                                                 --------------                                                  --------------
                                                                                            Total                      (136,124)
                                                                                                                 --------------
Investments and other assets:
     Advances to TWA                                  9,481,790          Shareholders' equity:
                                                 --------------
                    Total                             9,481,790              Capital stock                                 (100)
                                                 --------------
                                                                             Additional paid-in capital                       -
                                                                             Accumulated deficit                     (9,361,965)
                                                                                                                 --------------
                                                                                            Total                    (9,362,065)
                                                                                                                 --------------

Total                                            $    9,498,189          Total                                   $   (9,498,189)
                                                 ==============                                                  ==============

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                       REPORTING PERIOD: March 31, 2001



DEBTOR:  TWA Employee Services, Inc.
CASE NO.:  01-00077 (PJW)


                                                 March 31, 2001                                                  March 31, 2001
                                                 --------------                                                  --------------
Current Assets:                                                          Liabilities subject to compromise:
     Cash and cash equivalents                   $          100             Unsecured:
                                                 --------------
                    Total                                   100              Accounts payable                    $            -
                                                 --------------                                                  --------------
                                                                                            Total                             -
                                                                                                                 --------------
Investments and other assets:
     Advances to TWA                                          -          Shareholders' equity:
                                                 --------------
                    Total                                     -              Capital stock                                 (100)
                                                 --------------                                                  --------------
                                                                                            Total                          (100)
                                                                                                                 --------------

Total                                            $          100          Total                                   $         (100)
                                                 ==============                                                  ==============

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                   OFFICE OF THE U.S. TRUSTEE
                                          BALANCE SHEET
                                REPORTING PERIOD: March 31, 2001

DEBTOR:  TWA Getaway Vacations, Inc.
CASE NO.:  01-00078 (PJW)

                                           March 31, 2001                                                          March 31, 2001
                                         ----------------                                                         ----------------
Current Assets:                                                    Liabilities subject to compromise:
     Cash and cash equivalents           $              -             Unsecured:
                                         ----------------                Accounts payable                         $       (757,225)
                    Total                               -                Accounts payable to TWA                       (47,466,362)
                                         ----------------                                                         ----------------
                                                                                        Total                          (48,223,586)
                                                                                                                  ----------------


Investments and other assets:
     Special deposits longterm                    211,316
                                         ----------------
                    Total                         211,316          Shareholders' equity:
                                         ----------------                Add'l Paid                                       (890,415)
                                                                         Retained Earnings                              48,902,684
                                                                                                                  ----------------
                                                                                        Total                           48,012,270
                                                                                                                  ----------------

Total                                    $        211,316          Total                                          $       (211,316)
                                         ================                                                         ================


Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                   OFFICE OF THE U.S. TRUSTEE
                                          BALANCE SHEET
                                REPORTING PERIOD: March 31, 2001



DEBTOR:  Trans World Express, Inc.
CASE NO.:  01-00079 (PJW)

                                          March 31, 2001                                                           March 31, 2001
                                         ----------------                                                        ----------------
Current Assets:                                                    Liabilities subject to compromise:
     Cash and cash equivalents           $              -             Unsecured:
                                         ----------------                Accrued expenses                         $        (54,575)
                    Total                               -                                                         ----------------
                                         ----------------                               Total                              (54,575)
                                                                                                                  ----------------

Investments and other assets:                           -
                                         ----------------
                    Total                               -          Shareholders' equity:
                                         ----------------                Common stock                                         (100)
                                                                         Additional paid-in capital                   (133,427,006)
                                                                         Accumulated deficit                           133,481,681
                                                                                                                  ----------------
                                                                                        Total                               54,575
                                                                                                                  ----------------
Total                                    $              -          Total                                          $              -
                                         ================                                                         ================


Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                   OFFICE OF THE U.S. TRUSTEE
                                          BALANCE SHEET
                                REPORTING PERIOD: March 31, 2001

DEBTOR:  International Aviation Security, Inc.
CASE NO.:  01-00080 (PJW)

                                                March 31, 2001                                                      March 31, 2001
                                               ----------------                                                    ----------------
Current Assets:                                                          Liabilities subject to compromise:
     Cash and cash equivalents                 $        127,583             Priority:
     General traffic OAL's                                5,607              Income taxes                          $        (29,483)
     Other                                               18,597              Taxes other than income                        (39,020)
     Receivables from TWA                                     -                                                    ----------------
     Prepaid expenses                                    40,681                             Total priority                  (68,503)
                                               ----------------                                                    ----------------
                    Total                               192,469             Unsecured:
                                               ----------------              Accounts payable                              (433,236)
                                                                             Advances from TWA                             (399,889)
                                                                                                                   ----------------
Property                                                                                    Total unsecured                (833,125)
     Security equipment                                  54,984                                                    ----------------
     Furniture, fixtures and office                       2,126
     Other property and equipment                        21,919              Total liabilities                             (901,628)
     (less: Accumulated Depreciation)                   (75,650)                                                   ----------------
                                               ----------------
                    Total                                 3,379
                                               ----------------          Shareholders' equity:
Investments and other assets:                                                Capital stock                                     (100)
     Investment in affiliates                           105,156              Common stock                                  (105,156)
     Other investments                                   60,912              Retained earnings                           (1,822,875)
     Other assets                                             -              Accumulated deficit                          2,467,843
                                               ----------------                                                    ----------------
                    Total                               166,067
                                               ----------------                             Total                           539,713
                                                                                                                   ----------------
Total                                          $        361,915          Total                                     $       (361,915)
                                               ================                                                    ================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                       REPORTING PERIOD: March 31, 2001



DEBTOR:  Getaway Management Services, Inc.
CASE NO.:  01-00081 (PJW)

                                                 March 31, 2001                                                   March 31, 2001
                                                 --------------                                                   --------------
Current Assets:                                                          Liabilities subject to compromise:
     Cash and cash equivalents                   $            -             Priority:
     Other Receivables                                  482,181              Taxes other than income              $          (10)
                                                                                                                  --------------
     Prepaid expenses                                      (677)                             Total priority                  (10)
                                                                                                                  --------------
     Other Current Assets                               139,514
                                                 --------------
                    Total                               621,018             Unsecured:
                                                 --------------
                                                                             Accounts payable                            (34,685)
                                                                             Intercompany Accounts Payable              (117,867)
                                                                                                                  --------------
                                                                                            Total unsecured             (152,552)
                                                                                                                  --------------
Investments and other assets:
     Other Deferred Costs                                10,477              Total liabilities                          (152,562)
                                                 --------------                                                   --------------
                    Total                                10,477
                                                 --------------
                                                                         Shareholders' equity:
                                                                             Retained earnings                          (478,934)
                                                                                                                  --------------
                                                                                            Total                       (478,934)
                                                                                                                  --------------

Total                                            $      631,496          Total                                    $     (631,496)
                                                 ==============                                                   ==============


Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                       REPORTING PERIOD: March 31, 2001



DEBTOR:  The Getaway Group U.K., Inc.
CASE NO.:  01-00082 (PJW)

                                          March 31, 2001                                                     March 31, 2001
                                          --------------                                                     --------------
Current Assets:                                                   Liabilities subject to compromise:
     Cash and cash equivalents            $    4,999,315             Priority:
     General Traffic Receivables                  86,543              Taxes other than income                $      (36,105)
                                                                                                             --------------
     Other Receivables                           189,687                             Total priority                 (36,105)
                                                                                                             --------------
     Intercompany Receivables                    764,678
     Prepaid expenses                            152,812             Unsecured:
     Other Current Assets                       (132,332)             Accounts payable                           (3,865,626)
                                          --------------
                    Total                      6,060,704              Intercompany Accounts Payable                 (43,170)
                                          --------------                                                     --------------
                                                                                     Total unsecured             (3,908,796)
                                                                                                             --------------
Property
     Land, Buildings and Improvements               (868)             Total liabilities                          (3,944,901)
                                                                                                             --------------
     Other property and equipment                790,325
     (less: Accumulated Depreciation)           (495,933)         Shareholders' equity:
                                          --------------
                    Total                        293,524              Common stock                                 (100,000)
                                          --------------
                                                                      Retained earnings                          (2,666,526)
Investments and other assets:                                         Accumulated deficit                           402,861
                                                                                                             --------------
     Other assets                                (45,663)                            Total                       (2,363,664)
                                          --------------                                                     --------------
                    Total                        (45,663)
                                          --------------

Total                                     $    6,308,565          Total                                      $   (6,308,565)
                                          ==============                                                     ==============

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FROM MOR-3

DEBTOR:  Trans World Airlines, Inc., et al.                                          CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                                                                              Reporting Period: March 1, 2001 through March 31, 2001

                           ACCOUNTS RECEIVABLE AGING
                                   $(000's)

Receivables                             Total              Current               31-60              61-90              Over 90
                                      ----------          ----------           ---------           --------           ---------
Air Travel Plan                       $  34,062           $  23,214            $  6,877            $ 2,168            $  1,803
Getaway                                   8,306               7,592                 266                108                 340
Outside Credit Cards                     42,463              42,463
Non Transportation Services              28,945               4,441               8,443              6,086               9,975
Cargo                                     9,546               7,485               1,061                448                 552
Overseas Accounts                        13,508               6,367                 549                322               6,270
Travel Agents System                     47,607              47,607
TWA Lift Due from OAL's                  22,329              22,329
All Other                                (6,060)             (6,060)
                                      ---------           ---------            --------            -------            --------
Total                                 $ 200,706           $ 155,438            $ 17,196            $ 9,132            $ 18,940
                                      =========           =========            ========            =======            ========

                          DEBTOR QUESTIONNAIRE

Must be completed each month                                                                            Yes                  No
1.  Have any assets been sold or transferred outside the normal course of business this
    reporting period? If yes, provide an explanation below.                                                                  X
2.  Have any funds been disbursed from any account other than debtor in possession
    account this reporting period? If yes, provide an explanation below.                                                     X
3.  Have all postpetition tax returns been timely filed? If no, provide an explanation
    below.                                                                                               X
4.  Are workers compensation, general liability and other necessary insurance
    coverages in effect? If no, provide an explanation below.                                            X
                                                                                                     ========

                                                                     Statement 1

                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE

In re: Trans World Airlines, Inc., et al.                 CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                                                   Reporting Period: March 1, 2001 through March 31, 2001

Trans World Airlines, Inc., et al. prepares bank reconciliations on a regular basis as a part of the normal course of business.

                                                                     Statement 2

                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE

In re: Trans World Airlines, Inc., et al.                    CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                                                      Reporting Period: March 1, 2001 through March 31, 2001

Trans World Airlines, Inc., et al. pays its post petition taxes as they become due as a part of the normal course of business.

                                                                     Statement 3

                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE

In re: Trans World Airlines, Inc., et al.            CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                                              Reporting Period: March 1, 2001 through March 31, 2001

Material post-petition accounts payable of Trans World Airlines, Inc., et al. are being paid as they become due in the normal course of the debtors' business. As of March 31, 2001, the post-petition vendor accounts payable is a net prepaid amount. Detail of the net prepaid vendor balance is available upon request. In addition to vendor payables, accounts payable includes various payroll related payables, Federal excise taxes payable, passenger facility charges, other airline net liabilities, and other miscellaneous accruals and payables.

                                                                     Statement 4

                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE

In re: Trans World Airlines, Inc., et al.          CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                                            Reporting Period: March 1, 2001 through March 31, 2001

The following debtor entities have no ongoing business activities. Therefore they have no income, expenses or cash receipts and disbursements, and may have no assets or liabilities.

                                             No Cash      No Income    No Balance
                                           Transactions   Statement      Sheet       Case Number
----------------------------------------------------------------------------------------------------
Ambassador Fuel Corporation                     X            X             X        01-00057 (PJW)
----------------------------------------------------------------------------------------------------
LAX Holding Company, Inc.                       X            X             X        01-00058 (PJW)
----------------------------------------------------------------------------------------------------
Mega Advertising, Inc.                          X            X             X        01-00059 (PJW)
----------------------------------------------------------------------------------------------------
The TWA Ambassador Club, Inc.                                X                      01-00061 (PJW)
----------------------------------------------------------------------------------------------------
Trans World Computer Services, Inc.                          X                      01-00062 (PJW)
----------------------------------------------------------------------------------------------------
Transcontinental & Western Air, Inc.                         X                      01-00063 (PJW)
----------------------------------------------------------------------------------------------------
TWA Aviation, Inc.                              X            X             X        01-00064 (PJW)
----------------------------------------------------------------------------------------------------
TWA Group, Inc.                                              X                      01-00065 (PJW)
----------------------------------------------------------------------------------------------------
TWA Standards & Control, Inc.                   X            X             X        01-00066 (PJW)
----------------------------------------------------------------------------------------------------
TWA Stock Holding Company                       X            X             X        01-00067 (PJW)
----------------------------------------------------------------------------------------------------
TWA-D.C. Gate Company, Inc.                     X            X             X        01-00068 (PJW)
----------------------------------------------------------------------------------------------------
TWA Logan Gate Company, Inc.                    X            X             X        01-00070 (PJW)
----------------------------------------------------------------------------------------------------
TWA-NY/NJ Gate Company, Inc.                    X            X             X        01-00071 (PJW)
----------------------------------------------------------------------------------------------------
TWA-Hanger 12 Holding Company, Inc.             X            X             X        01-00074 (PJW)
----------------------------------------------------------------------------------------------------
Ozark Group, Inc.                               X            X             X        01-00075 (PJW)
----------------------------------------------------------------------------------------------------
TWA Nippon, Inc.                                             X                      01-00076 (PJW)
----------------------------------------------------------------------------------------------------
TWA Employee Services, Inc.                                  X                      01-00077 (PJW)
----------------------------------------------------------------------------------------------------
TWA Getaway Vacations, Inc.                     X            X                      01-00078 (PJW)
----------------------------------------------------------------------------------------------------
Trans World Express, Inc.                       X            X                      01-00079 (PJW)
----------------------------------------------------------------------------------------------------
International Aviation Security, Inc.                        X                      01-00080 (PJW)
----------------------------------------------------------------------------------------------------
Getaway Management Services, Inc.               X            X                      01-00081 (PJW)
----------------------------------------------------------------------------------------------------

VERIFICATION

I declare under penalty of perjury that the information contained in this Monthly Operating Report (including Schedules and Statements) is true and correct to the best of my knowledge, information and belief.

Dated:     _____________________________________________________________________
Name/Title Michael J. Lichty
           ---------------------------------------------------------------------
Address:   One City Centre, 515 North 6th Street
           ---------------------------------------------------------------------
           St. Louis, Missouri 63101
           ---------------------------------------------------------------------
Telephone: 314-589-3227
           ---------------------------------------------------------------------

DEBTOR IN POSSESSION

By: _________________________